UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant
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Filed by a Party Other than the Registrant
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Preliminary Proxy Statement

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Confidential for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12.

RING ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14-a6(i)(1) and 0-11.

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Fee paid previously with preliminary materials.

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AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 25, 2021
10:00 a.m. (Central Time)
Ring Energy, Inc.
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Ring Energy, Inc., a Nevada corporation (“Ring” or the “Company”) will be held on May 25, 2021, at 10:00 a.m., Central Time in Ring’s office building located at 1725 Hughes Landing Blvd., The Woodlands, Texas 77380
You will be asked to consider and to approve the following proposals:
1.
Elect seven nominated directors included in the proxy statement to serve on our Board, each for a term ending on the date of the 2022 annual meeting of stockholders or until their successors are duly elected and qualified;

2.
Approve on a non-binding advisory basis, the compensation of our named executive officers;

3.
Ratify the appointment of Grant Thornton LLP as independent registered public accounting firm;

4.
Approve the 2021 Long-Term Incentive Plan. and

5.
Consider and act upon an advisory proposal regarding the frequency of the advisory vote on named executive officer compensation.

The Notice of Annual Meeting and Proxy Statement provides further information on the Company’s performance and corporate governance and describe the matters to be presented at the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at our offices during normal business hours for a period of ten (10) calendar days prior to the Annual Meeting and will also be available during the Annual Meeting for inspection by our stockholders.
EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE, OR VOTE YOUR SHARES USING THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS PROVIDED.
We thank you for your continued support and look forward to seeing you at the Annual Meeting.
By Order of the Board of Directors,
/s/ Travis T. Thomas

Travis T. Thomas
Executive Vice President, Chief Financial Officer, Secretary & Treasurer
The Woodlands, Texas
April 26, 2021

1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
SUPPLEMENT TO PROXY STATEMENT
FOR
2021 ANNUAL MEETING OF STOCKHOLDERS
Unless the context otherwise requires, references in this Supplement to Proxy Statement (this “Supplement”) to “we,” “us,” “our,” “our company,” “the Company” or “Ring Energy” refer to Ring Energy, Inc., a Nevada corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of Ring Energy, Inc. common stock (“Common Stock”).
On April 22, 2021, we filed our proxy statement (the “Proxy Statement”) relating to the Annual Meeting of Stockholders of the Company to be held on May 25, 2021 at 10 a.m., Central Time, (the “Annual Meeting”) with the Securities and Exchange Commission (the “SEC”).
Subsequent to that date, we determined that we had inadvertently omitted the required proposal to stockholders regarding the frequency of future advisory votes regarding the compensation of the Company’s named executive officers. This Supplement has been prepared to provide our stockholders with information regarding a new advisory proposal to vote on whether future advisory votes on the compensation of the Company’s named executive officers should occur every one year, every two years or every three years (the “Say-On-Frequency Proposal”).
This Supplement is being furnished to our stockholders of record as of the close of business on April 12, 2021, the record date for the determination of stockholders entitled to vote at the Annual Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 22, 2021, previously filed with the SEC. This Supplement does not provide all of the information that is important to your decision at the Annual Meeting. Additional information is included in the Proxy Statement that was previously made available to our stockholders. We encourage you to carefully read this Supplement together with the Proxy Statement.
Stockholders of record are receiving the proxy card enclosed with this Supplement that includes the Say-On-Pay Frequency Proposal under Proposal No. 5. Stockholders of record may vote on all five proposals by submitting the proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.
IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.
Except for the addition of Proposal No. 5, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.
For directions to the Annual Meeting, please contact Investor Relations at 281-397-3699.
PLEASE VOTE — YOUR VOTE IS IMPORTANT

FREQUENCY OF ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION — PROPOSAL NO. 5 ON THE PROXY CARD
In Proposal No. 2, stockholders are being asked to cast a non-binding advisory vote with respect to the compensation of the Company’s named executive officers named in the Summary Compensation Table. This advisory vote is typically referred to as a “say-on-pay” vote. In this proposal, the Board of Directors is also asking stockholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. Stockholders will be able to cast their votes on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may abstain from casting a vote.
The following resolution will be submitted for a stockholder vote at the 2021 annual meeting:
“RESOLVED, that the option of once every year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote on the compensation of the Company’s named executive officers listed in the annual proxy statement.”
This advisory vote is not binding on the Board. The Board acknowledges that there are a number of points of view regarding the relative benefits of annual and less frequent say-on-pay votes. Accordingly, the Board intends to hold say-on-pay votes in the future in accordance with the alternative that receives the most stockholder support.
Your Board of Directors recommends that you vote to approve the compensation of our named executive officers every year.

VOTING; REVOCABILITY OF PROXIES
If you sign and return the proxy card, it will revoke and replace any previous proxy you have submitted.
If you hold the Company’s common stock in “street name,” your bank, broker or other nominee has forwarded you this Supplement and the proxy card. As the beneficial owner of the shares, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following your nominee’s instructions for voting. If you want to vote your shares in person at the Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder.
If the proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the shareholder’s instructions indicated on the proxy. If no instructions are indicated on the proxy, the persons named on the proxy card will vote FOR election of each director nominee (Proposal 1), FOR the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 2), FOR the ratification of the appointment of Grant Thornton LLP as independent auditors (Proposal 3), FOR the adoption of the 2021 Long-Term Incentive Plan, and FOR the frequency of the advisory vote on named executive officer compensation to be on an annual basis (Proposal 5).
If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to any proposal as to which you provide no voting instructions, except that your bank, broker or other nominee has the discretionary authority to vote your shares with respect to the ratification of the appointment of Grant Thornton LLP (Proposal 2).
You can revoke your proxy at any time prior to the time that the vote is taken at the meeting by: (i) filing a written notice revoking your proxy; (ii) filing another proxy bearing a later date; or (iii) casting your vote in person at the Annual Meeting. Your last vote will be the vote that is counted.

RING ENERGY, INC. 1725 HUGHES LANDING BLVD., SUITE 900 THE WOODLANDS, TX 77380 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D53650-P55022 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY RING ENERGY, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) John A. Crum 05) Anthony B. Petrelli 02) Richard E. Harris 06) Regina Roesener 03) Paul D. McKinney 07) Clayton E. Woodrum 04) Thomas L. Mitchell For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2, 3 and 4: For Against Abstain 2. Advisory vote to approve named executive officer compensation. 3. To ratify the appointment of Grant Thornton LLP as the Company’s auditors for the fiscal year ending December 31, 2021. 4. Approve the 2021 Omnibus Incentive Plan. The Board of Directors recommends you vote 1 year on the following proposal: 1 year 2 years 3 years Abstain 5. Recommend, by non-binding vote, the frequency of the advisory vote on named executive officer compensation.NOTE: Consideration of any matters which may properly come before the Meeting, or any adjournment or postponement thereof. Yes No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com. D53651-P55022 RING ENERGY, INC.Annual Meeting of Stockholders May 25, 2021 10:00 AM Central Daylight Time This proxy is solicited on behalf of the Board of Directors The undersigned, a stockholder of RING ENERGY, INC. (the “Company”), having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 22, 2021, does hereby appoint Travis T. Thomas, as proxy and attorney-in-fact with full power of substitution, for and in the name of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at Ring Energy’s office building, meeting rooms A&B, ground floor, located at 1725 Hughes Landing Blvd., The Woodlands, TX 77380, on May 25, 2021, at 10:00 AM Central Daylight Time, or at any adjournment or postponement thereof, and to vote all shares of the Company’s voting securities that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting, as designated below. This Proxy will be voted as directed, or if no contrary direction is indicated, will be voted FOR the election of all directors; FOR Proposal 2; FOR Proposal 3; FOR Proposal 4, FOR 1 year on Proposal 5, and as the Board of Directors may recommend on such other business as may properly come before the Annual Meeting of Stockholders. Continued and to be signed on reverse side